MMA Praxis Core Stock Fund
Class A Shares (MMPAX)

Summary Prospectus	MMA ®
May 1, 2010	Stewardship Solutions

Before you invest, you may want to review the MMA Praxis Core Stock Fund’s prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated May 1, 2010, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at www.mmapraxis.com.  You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to memberinfor@mma-online.org.

Investment Objectives

The Core Stock Fund seeks capital appreciation.  To a lesser extent, it seeks current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.74%
Distribution and Service (12b-1) fees	0.25%
Other Expenses [1]	0.61%
Total Annual Fund Operating Expenses	1.60%

[1]	Other Expenses have been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$679	$1,003	$1,350	$2,325

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 12.64% of the average value of its portfolio.

Principal investment strategies

The Fund invests primarily in undervalued equity securities of large capitalization companies (those companies whose total market value is more than $10 billion at the time of purchase) which provide products and services that are consistent with the Fund's socially responsible investing criteria.  The Fund may invest a significant portion of its assets in the financial services sector.  The Fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities.  See “Investment Objectives, Principal Investment Strategies, and Related Risks”.  The Fund’s Sub-Adviser conducts extensive research to identify well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.  The Sub-Adviser emphasizes individual stock selection and believes that the ability to evaluate management is critical, routinely visiting managers at their places of business in order to gain insight into the relative value of different businesses.  Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.  Over the years, the Sub-Adviser has developed a list of characteristics that it believes help companies to expand earnings over the long term and manage risk.  While few companies possess all of these characteristics at any given time, the Sub-Adviser searches for companies that demonstrate a majority or an appropriate mix of these characteristics:
First Class Management
•	Proven track record
•      Significant personal ownership in business
•      Intelligent allocation of capital
•      Smart application of technology to improve business and lower costs
Strong Financial Condition And Satisfactory Profitability
•      Strong balance sheet
•      Low cost structure/low debt
•      High after-tax returns on capital
•      High quality of earnings
Strong Competitive Position
•      Non-obsolescent products/services
•      Dominant or growing market share
•      Participation in a growing market
•      Global presence and brand names

Utilizing these criteria, the Sub-Adviser selects securities of durable, well-managed businesses that can be purchased at value prices and held for the long term.  The Sub-Adviser considers selling a security if the issuing company no longer exhibits the characteristics that (i) foster sustainable long-term expansion of earnings; (ii) manage risk; and (iii) enhance the potential for superior long-term returns.

Stewardship Investing  The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:
•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Principal investment risks

Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Fund, or the Fund could underperform other investments.  Some of the Fund's holdings may underperform its other holdings.  Because the Fund may invest a significant portion of its assets in the financial services sector, the Fund is subject to financial services risk, which means the Fund’s value will react to events affecting that sector and the Fund’s returns may be more volatile than other funds.

Who may want to invest? Consider investing in the Fund if you are:
•	Investing for a long-term goal such as retirement (five-year or more investment horizon)
•	Willing to accept higher risks of investing in the stock market in exchange for potentially higher long-term returns

This Fund will not be appropriate for anyone:
•	Seeking monthly income
•	Pursuing a short-term goal or investing emergency reserves
•	Seeking safety of principal

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund.  The bar chart shows the Fund’s performance for each calendar year for the last ten years.  The returns in the bar chart do not reflect any applicable sales charges.  If sales charges were reflected, returns would be lower than those shown.  The table shows how the Fund’s average annual total returns for different calendar periods over the last ten calendar years, both before and after taxes, compared to those of a broad-based securities market index and an additional index, the FTSE KLD 400 Social Index, which is a float-adjusted market capitalization-weighted, common stock index of U.S. equities. It is a widely recognized benchmark for measuring the impact of social and environmental screening on portfolios.   Returns shown assume reinvestment of dividends and distributions.  Unlike the returns in the bar chart, the returns in the table assume the maximum applicable sales charge.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return Chart
For the Periods Ended December 31, 2009

2000	(1.04)%
2001	(8.53)%
2002	(18.57)%
2003	17.97%
2004	6.96%
2005	2.88%
2006	11.38%
2007	(1.32)%
2008	(41.07)%
2009	29.00%

Best Quarter	Quarter Ended June 30, 2009	18.90%
Worst Quarter	Quarter Ended December 31, 2008	(25.13)%

Average Annual Total Returns
For the Periods Ended December 31, 2009
	1-Year	5-Years	10-Years
Return Before Taxes	22.19%	(3.52)%	(2.17)%
Return After Taxes on Distributions [1]	22.13%	(3.78)%	(2.39)%
Return After Taxes on Distributions and Sale of Fund Shares [1]	14.51%	(2.91)%	(1.83)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes) [2]	26.47%	0.42%	(0.95)%
The FTSE KLD 400 Social Index (reflects no deduction for fees, expenses or taxes)	31.73%	0.73%	(1.22)%

[1]
The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

[2]	The S&P 500 Index is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

FUND MANAGEMENT

Investment Adviser

MMA Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Fund.

Investment Sub-Adviser
Davis Selected Advisers, L.P. serves as the investment sub-adviser to the Fund.

Portfolio Managers

Christopher C. Davis and Kenneth Charles Feinberg have served as co-portfolio managers of the Fund since January 2, 2006.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for the Fund, including an IRA or pension, profit-sharing or other employee benefit plan (“Retirement Plans”), generally is $2,500.  The minimum requirement for subsequent investments in the Fund generally is $100.

Purchasing Fund Shares.  You generally may buy shares on any day the New York Stock Exchange (“NYSE”) is open (a “Business Day”).  BHIL Distributors, Inc. (“BHIL” or the “Distributor”) has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds (the “Authorized Broker-Dealer”).  If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it.  Contact your broker to determine whether it has an established relationship with the Distributor.

Selling Fund Shares.  In general, you may redeem shares on any Business Day:

•	Through your financial intermediary;

•	By writing to MMA Praxis Mutual Funds, P.O. Box 5356, Cincinnati, Ohio 45201-5356;

•	Via overnight service by calling 1-800-977-2947 for instructions;

•	Via wire transfer, if you have elected that option on you application, by calling 1-800-977-2947; or

•	Via the Automatic Withdrawal Plan, if you have elected this option.

TAX INFORMATION
The Funds intend to make distributions that may be taxed as either ordinary income or capital gains and you will generally have to pay federal income tax on such Fund distributions unless you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.